Exhibit 99.1

SCWorx Agrees to Value Alliance MMA Common Stock At $0.50 Per Share In Connection with Acquisition Transaction

Alliance MMA Announces $5.5 Million Private Placement

NEW YORK--(BUSINESS WIRE)—December 20, 2018-- Alliance MMA, Inc. (NASDAQ: AMMA) announced it has sold for cash $5.5 million of its newly designated Series A convertible preferred stock and warrants. Additionally, the AMMA directors and note holders have agreed to convert an aggregate of approximately $650,000 of existing debt and accrued interest into the Series A convertible preferred stock placement. Further, SCWorx has purchased an additional $500,000 convertible note bringing the aggregate notes purchased to $1,250,000, of which $1,025,000 has been funded. In addition, AMMA and SCWorx have amended the Share Exchange Agreement to fix the exchange ratio so that 100,000,000 AMMA shares will be issued in connection with the acquisition. This fixed exchange ratio is based upon an agreed value per AMMA share of $0.50 and an agreed SCWorx enterprise value of $50 million.

“The completion of the preferred stock placement does a number of positive things for the Company. Not only does it position the Company to continue to maintain its Nasdaq listing but also allows us to complete the acquisition of SCWorx”, said John Price, President and CFO. Price added, “the completion of this funding evidences investors’ confidence in the fundamentals of SCWorx’s SaaS based business model, in which hospitals are contracted under three to five year software license agreements. These contracts result in predictable recurring revenue and allow management to leverage the existing SCWorx infrastructure to improve margins and operating cash flows. It is our expectation that SCWorx will continue its strong revenue growth over the next several years as it signs new accounts to long term contracts, adding new additional recurring revenue to its existing base of clients, and develops additional new feature modules for its software platform.” SCWorx is a leading provider of data content and services related to the repair, normalization and interoperability of information for healthcare providers, as well as big data analytics for the healthcare industry.

Alliance intends to use the net proceeds from the $5.5 million preferred stock private placement to provide working capital and fund the operations of SCWorx. The funds received in the preferred stock private placement will be available to the company upon completion of the SCWorx acquisition.

The securities sold for cash in the private placement consist of 550,000 shares of Series A convertible preferred stock of the Company, with a stated value of $10.00 per share, which, subject to shareholder approval as required by Nasdaq rules, are convertible into shares of our common stock at an initial conversion price per share of $0.20 (subject to adjustment). In addition, each investor will receive a warrant to purchase a number of shares of common stock equal to 50% of the aggregate number of shares of common stock into which their Series A convertible preferred stock is initially convertible. The warrants will be exercisable for a five-year period and have an initial exercise price of $0.30 per share (subject to adjustment).

The $500,000 SCWorx convertible note, of which $275,000 has been funded, has an initial conversion price per share of $0.20 (subject to adjustment) and includes warrants to purchase a number of shares of common stock equal to 25% of the aggregate number of shares of common stock into which the note is initially convertible. The warrants will be exercisable for a five-year period and have an initial exercise price of $0.30 per share (subject to adjustment).

The Company filed its Preliminary Proxy Statement regarding the SCWorx acquisition and related transactions with the SEC on December 20, 2018. The Company will be holding a special meeting in lieu of annual meeting of stockholders as soon as practicable to approve the acquisition of SCWorx and the preferred stock financing, among other matters. The completion of the SCWorx acquisition is subject to satisfaction of a number of conditions, including stockholder approval. While management believes the shareholders will approve the acquisition, management can provide no assurance the proposal will be approved or that the acquisition will be consummated. If the stockholders of the Company do not approve the acquisition of SCWorx or if the company is delisted from the Nasdaq, the company is obligated to return the $5.5 million of proceeds of the preferred stock financing to the investors.

The securities issued and sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. The Company has agreed to file a registration statement with the Securities and Exchange Commission to register the issuance of the shares of common stock issuable upon conversion of the Series A preferred shares and exercise of the warrants.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. Any offering of the securities under the resale registration statement described above will only be by means of a prospectus.

About SCWorx-

SCWorx offers an advanced software solution for the management of health care providers’ foundational business applications. Together these software systems have been credited with the healthcare providers’ customers tending to realize reduced medical expenses, while healthcare providers have tended to experience expanded revenues and more successful and safer clinical outcomes. The SCWorx software solution ultimately transforms many aspects of the healthcare providers’ business through its delivery of highly accurate, real-time information that offers the executives of these healthcare providers the ability to optimize many areas of their day-to-day operations, negotiate better contracts with their vendors and payors and make better decisions with respect to strategic purchases.

Forward-looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward- looking statements. Examples of such statements include, but are not limited to, statements relating to the structure, timing and completion of the proposed transaction; the combined company’s listing on Nasdaq after closing of the proposed transaction; expectations regarding the capitalization, resources and ownership structure of the combined company; the nature, strategy, results, focus, growth, profitability and market opportunities of the combined company; the executive and board structure of the combined company; and expectations regarding voting by Alliance MMA and SCWorx shareholders. Alliance MMA and/or SCWorx may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward- looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with shareholder approval of and the ability to consummate the proposed transaction through the process being conducted by Alliance MMA and SCWorx, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations and the availability of sufficient resources of the combined company to meet its business objectives and operational requirements.

The forward-looking statements contained or implied in this press release are subject to other risks and uncertainties, including those discussed under the heading “Risk Factors” in Alliance MMA's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (SEC) and in subsequent filings with the SEC. Except as otherwise required by law, Alliance MMA and SCWorx each disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

A preliminary proxy statement and a proxy card have been filed with the SEC and definitive versions thereof will be mailed to Alliance MMA’s shareholders seeking required shareholder approvals in connection with the proposed transactions. Before making any voting or investment decision, investors and shareholders are urged to read the definitive proxy statement (including any amendments or supplements thereto) and any other relevant documents that Alliance MMA may file with the SEC when they become available because they will contain important information about the proposed transactions. View source version on businesswire.com: https://www.businesswire.com

Source: Alliance MMA, Inc.

Alliance MMA, Inc.
John Price, President
jprice@alliancemma.com